UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2016

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2016, Twitter, Inc. (the “Company”) issued a letter to its shareholders announcing its financial results for the quarter and fiscal year ended December 31, 2015. In its shareholder letter, the Company also announced that it would be holding a conference call on February 10, 2016 to discuss its financial results for the quarter and fiscal year ended December 31, 2015. The full text of the Company’s letter to its shareholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Letter to Shareholders dated February 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.
By:	/s/ Vijaya Gadde
Vijaya Gadde
General Counsel & Secretary

Date: February 10, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to Shareholders dated February 10, 2016.